SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) June 21, 2002
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                            RITE AID CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


    Delaware                          1-5742                   23-1614034
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(State or Other Jurisdiction        (Commission             (IRS Employer
   of Incorporation)                File Number)            Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                     17011
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code         (717) 761-2633
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                                    None
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       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

On June 21, 2002, Rite Aid Corporation ("Rite Aid") issued a press release announcing that the Securities and Exchange Commission (SEC) has issued a cease-and-desist order that completes an investigation into the company relating to certain financial reporting and accounting practices under former management. The cease-and-desist order, in which Rite Aid neither admits nor denies the findings, was issued pursuant to Rite Aid's offer of settlement. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

         99.1     Press Release, dated June 21, 2002



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              RITE AID CORPORATION


Dated:   June 24, 2002                  By: /s/ Robert B. Sari
                                           ----------------------------------
                                           Name:  Robert B. Sari
                                           Title: Senior Vice President and
                                                  Deputy General Counsel



                               EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release, dated June 21, 2002